UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Non-Voting Common Stock, $0.00390625 par value	EV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

Eaton Vance Corp. Stock Option Income Deferral Plan

On December 15, 2020, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Eaton Vance Corp. (the “Company”) approved the termination of the Eaton Vance Corp. Stock Option Income Deferral Plan (the “SOID”) and the Trust Under Eaton Vance Corp. Stock Option Income Deferral Plan (the “SOID Trust”) in connection with the proposed acquisition of the Company by Morgan Stanley. The SOID was established to permit key employees to defer recognition of income upon exercise of non-qualified stock options previously granted by the Company. The Company’s Chief Executive Officer, Thomas E. Faust Jr. was a participant in the SOID with a vested benefit of 223,080 shares of the Company’s non-voting common stock (the “Benefit Shares”). The SOID was terminated as of December 15, 2020 and distribution of the Benefit Shares will be made to Mr. Faust as soon as reasonably practicable following the termination. The SOID Trust will be terminated following the distribution of the Benefit Shares.

Eaton Vance Corp. Supplemental Profit Sharing Plan

On December 15, 2020, the Compensation Committee approved the termination of the Eaton Vance Corp. Supplemental Profit Sharing Plan (“the “SERP”) and the Rabbi Trust Under the Eaton Vance Corp. Supplemental Profit Sharing Plan (the “SERP Trust”) in connection with the proposed acquisition of the Company by Morgan Stanley. The SERP was an unfunded, non-qualified plan whereby certain key employees of the Company could receive profit sharing contributions in excess of the amounts allowed under the Company’s Profit Sharing and Savings Plan. Thomas E. Faust Jr. was a participant in the SERP and the vested balance of the Plan Accounts (as defined in the SERP) of Mr. Faust as of December 11, 2020 is $130,017. The SERP was terminated on December 15, 2020 and the distribution of the balances of the Plan Accounts (the “Distribution”) shall be made as soon as reasonably practicable following the termination. The SERP Trust will be terminated following the Distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date: December 18, 2020	/s/ Laurie G. Hylton
Laurie G. Hylton
Chief Financial Officer